                                                                    EXHIBIT 10.5

                       GUARANTY AND SURETYSHIP AGREEMENT

      THIS GUARANTY AND SURETYSHIP AGREEMENT (this "Guaranty"), dated as of the 31st day of March, 2004, made by U-HAUL INTERNATIONAL, INC., a Nevada corporation ("Guarantor"), to UH STORAGE (DE) LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord").

                                   W I T N E S S E T H:

      WHEREAS, Landlord, as lessor, has entered into a Lease Agreement of even date herewith (the "Lease"), in which Landlord leased to U-Haul Moving Partners, Inc., a Nevada limited partnership ("Tenant"), certain premises listed on Schedule A attached hereto (collectively, the "Leased Premises");

      WHEREAS, all of the issued and outstanding partnership interests of Tenant are owned by Guarantor; and

      WHEREAS, the execution and delivery by Guarantor of this Guaranty is a material inducement to Landlord to execute the Lease, and Guarantor expects to derive financial benefit from the Lease.

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged by Guarantor, and intending to be legally bound, Guarantor hereby covenants and agrees as follows:

                                   ARTICLE I.
                                   GUARANTEE

      1.01. Guaranteed Obligations. Guarantor hereby absolutely unconditionally and irrevocably guarantees to and becomes surety for Landlord and its successors and assigns for the due, punctual and full payment, performance and observance of, and covenants with Landlord to duly, punctually and fully pay and perform, the following (collectively, the "Guaranteed Obligations"):

      (a) the full and timely payment of all Rent and all other amounts due or to become due to Landlord from Tenant under the Lease or any other agreement or instrument executed in connection therewith, including without limitation the Seller/Lessee's Certificate of even date therewith in favor of Landlord, whether now existing or hereafter arising, contracted or incurred (collectively, the "Monetary Obligations"); and

      (b) all covenants, agreements, terms, obligations and conditions, undertakings and duties contained in the Lease to be observed, performed by or imposed upon Tenant under the Lease, whether now existing or hereafter arising, contracted or incurred (collectively, the "Performance Obligations"), as and when such payment, performance or observance shall become due (whether by acceleration or otherwise) in accordance with the terms of the Lease, which terms are incorporated herein by reference. The Guaranteed Obligations shall not be affected by the Tenant's voluntary or involuntary bankruptcy, assignment for the benefit of creditors reorganization or similar proceeding affecting the Tenant. If for any reason any Monetary Obligation shall not be paid promptly when due, Guarantor shall, immediately upon demand, pay the same to Landlord when due under the terms of the Lease. If for any reason Tenant shall fail to perform or observe any Performance Obligation, Guarantor shall, immediately upon demand, perform and observe the same or cause the same to be performed or observed. If, by reason of any bankruptcy, insolvency or similar laws affecting the rights of creditors, Landlord shall be prohibited from exercising any of Landlord's rights and remedies, including, but not limited to, enforcement of the terrns of the Lease against the Tenant, then as to Guarantor such prohibition shall be of no force and effect, and Landlord shall have the right to make demand upon, and receive payment and/or performance from Guarantor of all Guaranteed obligations and Guarantor's obligation in this respect shall be primary and not secondary. Guarantor shall pay all Monetary Obligations to Landlord at the address and in the manner set forth in the Lease or at such other address as Landlord shall notify Guarantor in writing.

      1.02. Guarantee Unconditional. The obligations of Guarantor hereunder are continuing, absolute and unconditional, irrespective of any circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety. Without limiting the generality of the foregoing, the obligations of Guarantor hereunder shall remain in full force and effect without regard to, and shall not be released, discharged, abated, impaired or in any way affected by:

      (a) any amendment, modification, extension, renewal or supplement to the Lease or any termination of the Lease or any interest therein;

      (b) any assumption by any party of Tenant's or any other party's obligations under, or Tenant's or any other party's assignment of any of its interest in, the Lease;

      (c) any exercise or nonexercise of or delay in exercising any right, remedy, power or privilege under or in respect of this Guaranty or the Lease or pursuant to applicable law (even if any such right, remedy, power or privilege shall be lost thereby), including, without limitation, any so-called self-help remedies, or any waiver, consent, compromise, settlement, indulgence or other action or inaction in respect thereof;

      (d) any change in the financial condition of Tenant, the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the assets, marshalling of assets and liabilities, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting Landlord, Tenant or Guarantor or any of their assets or any impairment, modification, release or limitation of liability of Landlord, Tenant or Guarantor or their respective estates in bankruptcy or of any remedy for the enforcement of such liability resulting from the operation of any present or future provision of the United States Bankruptcy Code or other similar statute or from the decision of any court;

      (e) any extension of time for payment or performance of the Guaranteed Obligations or any part thereof;

      (f) the genuineness, invalidity or unenforceability of all or any portion or provision of the Lease;

      (g) any defense that may arise by reason of the failure of Landlord to file or enforce a claim against the estate of Tenant in any bankruptcy or other proceeding;

      (h) the release or discharge of or accord and satisfaction with of Tenant or any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in the Lease by operation of law or otherwise;

      (i) the failure of Landlord to keep Guarantor advised of Tenant's financial condition, regardless of the existence of any duty to do so;

      (j) any assignment by Landlord of all of Landlord's right, title and interest in, to and under the Lease and/or this Guaranty as collateral security for any Loan;

      (k) any present or future law or order of any government (de jure or de facto) or of any agency thereof purporting to reduce, amend or otherwise affect the Guaranteed Obligations or any or all of the obligations, covenants or agreements of Tenant under the Lease (except by payment in full of all Guaranteed Obligations) or Guarantor under this Guaranty (except by payment in full of all Guaranteed Obligations);

      (l) the default or failure of Guarantor fully to perform any of its obligations set forth in this Guaranty;

      (m) any actual, purported or attempted sale, assignment or other transfer by Landlord of the Lease or the Leased Premises or any part thereof or of any of its rights, interests or obligations thereunder;

      (n) any merger or consolidation of Tenant into or with any other entity, or any sale, lease, transfer or other disposition of any or all of Tenant's assets or any sale, transfer or other disposition of any or all of the shares of capital stock or other securities of Tenant or any affiliate of Tenant to any other person or entity;

      (o) Tenant's failure to obtain, protect, preserve or enforce any rights in or to the Lease or the Leased Premises or any interest therein against any party or the invalidity or unenforceability of any such rights; or

      (p) any other event, action, omission or circumstances which might in any manner or to any extent impose any risk to Guarantor or which might otherwise constitute a legal or equitable release or discharge of a guarantor or surety.

all of which may be given or done without notice to, or consent of, Guarantor.

No setoff, claim, reduction or diminution of any obligation, or any defense of any kind or nature which Tenant or Guarantor now has or hereafter may have against Landlord shall be available hereunder to Guarantor against Landlord.

      1.03. Disaffirmance of Lease. Guarantor agrees that, in the event of rejection or disaffirmance of the Lease by Tenant or Tenant's trustee in bankruptcy pursuant to the United States Bankruptcy Code or any other law, Guarantor will, if Landlord so requests, assume all obligations and liabilities under the express terms of the Lease, to the same extent as if Guarantor had been originally named instead of Tenant as a party to the Lease and there had been no rejection or disaffirmance; and Guarantor will confirm such assumption in writing at the request of Landlord on or after such rejection or disaffirmance. Guarantor, upon such assumption, shall have all rights of Tenant under the Lease (to the extent permitted by law).

      1.04. No Notice or Duty to Exhaust Remedies. Guarantor hereby waives notice of any default in the payment or non-performance of any of the Guaranteed Obligations (except as expressly required hereunder), diligence, presentment, demand, protest and all notices of any kind. Guarantor agrees that liability under this Guaranty shall be primary and hereby waives any requirement that Landlord exhaust any right or remedy, or proceed first or at any time, against Tenant or any other guarantor of, or any security for, any of the Guaranteed Obligations.

Guarantor hereby waives notice of any acceptance of this Guaranty and all matters and rights which may be raised in avoidance of, or in defense against, any action to enforce the obligations of Guarantor hereunder. Guarantor hereby waives any and all suretyship defenses or defenses in the nature thereof without in any manner limiting any other provision of this Guaranty. This Guaranty constitutes an agreement of suretyship as well as of guaranty, and Landlord may pursue its rights and remedies under this Guaranty and under the Lease in whatever order, or collectively, and shall be entitled to payment and performance hereunder notwithstanding any action taken by Landlord or inaction by Landlord to enforce any of its rights or remedies against any other guarantor, person, entity or property whatsoever. This Guaranty is a guaranty of payment and performance and not merely of collection.

      Landlord may pursue its rights and remedies under this Guaranty notwithstanding any other guarantor of or security for the Guaranteed Obligations or any part thereof. Guarantor authorizes Landlord, at its sole option, without notice or demand and without affecting the liability of Guarantor under this Guaranty, to terminate the Lease, either in whole or in part, in accordance with its terms.

      Each default on any of the Guaranteed Obligations shall give rise to a separate cause of action and separate suits may be brought hereunder as each cause of action arises or, at the option of Landlord any and all causes of action which arise prior to or after any suit is commenced hereunder may be included in such suit.

      1.05. Subrogation. The Guarantor will not exercise any rights which it may acquire by way of subrogation, indemnification or contribution, by reason of any payment made by it hereunder or otherwise, until after the date on which all of the Guaranteed Obligations shall have been satisfied and performed in full and, until such time, any such rights against the Tenant shall be fully subordinate in lien and payment to any claim which the Landlord now or hereafter has against the Tenant. If any amount shall be paid to the Guarantor on account of such subrogation, indemnification or contribution at any time when all of the Guaranteed Obligations and all other expenses guaranteed pursuant hereto shall not have been paid and performed in full, such amount shall be held in trust for the benefit of the Landlord, shall be segregated from the other funds of the Guarantor and shall forthwith be paid over to the Landlord to be applied in whole or in part by the Landlord against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Lease. Guarantor waives all rights and defenses arising out of an election of remedies by the Landlord, even though that election of remedies has destroyed the Guarantor's rights of subrogation and reimbursement against the Tenant by the operation of
Section 580d of the California Code of Civil Procedure or otherwise.

                                  ARTICLE 11.
                   REPRESENTATIONS, WARRANTIES AND COVENANTS

      2.01. Representations and Warranties. The representations and warranties made by Guarantor in that certain Guarantor's Certificate of even date herewith made by Guarantor in favor of Landlord are hereby incorporated by reference herein (with all related definitions). Guarantor hereby represents and warrants to Landlord as provided therein.

      2.02. Financial Statements; Books and Records.

      (a) Guarantor shall keep adequate records and books of account with respect to the finances and business of Guarantor generally and with respect to the Leased Premises, in accordance with generally accepted accounting principles ("GAAP") consistently applied, and shall permit Landlord and Lender by their respective agents, accountants and attorneys, upon reasonable notice to Guarantor, to examine (and make copies of) the records and books of account and to discuss the finances and business with the officers of Guarantor, at such reasonable times as may be requested by Landlord or Lender. Upon the request of Lender or Landlord (either telephonically or in writing), Guarantor shall provide the requesting party with copies of any information to which such party would be entitled in the course of a personal visit.

      (b) If at any time during the Term, Guarantor ceases to be a publicly traded company and/or its financial reports and statements (e.g. 10-K and 10-Q reports) are no longer available to Landlord via Edgar or other online reporting sources without material cost to Landlord, then Guarantor shall deliver to Landlord and to Lender (i) within one hundred twenty (120) days of the close of each fiscal year, annual audited financial statements of Guarantor prepared by nationally recognized independent certified public accountants and (ii) within seventy-five (75) days after the end of each of the three remaining fiscal quarters unaudited financial statements and all other quarterly reports of Guarantor, certified by Guarantor's chief financial officer, and all filings, if any, of Form 10-K, Form 10-Q and other required filings with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934, as amended, or any other Law. All financial statements of Guarantor shall be prepared in accordance with GAAP consistently applied. All annual financial statements shall be accompanied (i) by an opinion of said accountants stating that (A) there are no qualifications as to the scope of the audit and (B) the audit was performed in accordance with GAAP and (ii) by the affidavit of the president or a vice president of Guarantor, dated within five (5) days of the delivery of such statement, stating that (C) the affiant knows of no Event of Default, or event which, upon notice or the passage of time or both, would become an Event of Default which has occurred and is continuing hereunder or, if any such event has occurred and is continuing, specifying the nature and period of existence thereof and what action Guarantor has taken or proposes to take with respect thereto and (D) except as otherwise specified in such affidavit, that Guarantor has fulfilled all of its obligations under this Guaranty which are required to be fulfilled on or prior to the date of such affidavit.

      2.03. Notice of Certain Events. Promptly upon becoming aware thereof, Guarantor shall give Landlord notice of (i) the commencement, existence or threat of any proceeding by or before any duly constituted governmental authority or agency against or affecting Guarantor which, if adversely decided, would have a material adverse effect on the business, operations or condition, financial or otherwise, of Guarantor or on its ability to perform its obligations hereunder or (ii) any material adverse change in the business, operations or condition, financial or otherwise, of Guarantor.

      2.04. Estoppel Certificates. Guarantor shall, at any time upon not less than ten (10) days' prior written request by Landlord or Lender, deliver to the party requesting the same a statement in writing, executed by the president or a vice president of Guarantor, certifying (i) that, except as otherwise specified, this Guaranty is unmodified and in full force in effect, (ii) that, except as otherwise specified, Guarantor is not in default hereunder and that no event has occurred or condition exists which with the giving of notice or the passage of time or both would constitute a default hereunder, (iii) that, except as otherwise specified, Guarantor has no defense, setoff or counterclaim against Landlord arising out of or in any way related to this Guaranty, (iv) that, except as otherwise specified, there are not proceedings pending or, to the knowledge of Guarantor, threatened against Guarantor before any court, arbiter or administrative agency which, if adversely decided, could have a material adverse effect on the business, operations or conditions, financial or otherwise, of Guarantor or on its ability to perform its obligations hereunder and (v) such other matters as Landlord or Lender may reasonably request.

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                                  ARTICLE III.
                               EVENTS OF DEFAULT

      3.01. Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Guaranty upon written notice from Landlord declaring such Event of Default (provided, that with respect to clauses (h), (i), (j) and (k) below, no notice shall be required):

      (a) a failure by Guarantor to make any payment of any Monetary Obligation, regardless of the reason for such failure;

      (b) a failure by Guarantor duly to perform and observe, or a violation or breach of, any other provision hereof not otherwise specifically mentioned in this Section 3.01;

      (c) any representation or warranty made by Guarantor herein or in any certificate, demand or request made pursuant hereto proves to be untrue or incorrect, as of the date made, in any material respect;

      (d) a default beyond any applicable cure period by Guarantor in any payment of principal or interest on any obligations for borrowed money having an original principal balance of $10,000,000 or more in the aggregate, or in the performance of any other provision contained in any instrument under which any such obligation is created or secured (including the breach of any covenant thereunder), (i) if such payment is a payment at maturity or a final payment, or
(ii) if an effect of such default is to cause, or permit any person to cause, such obligation to become due prior to its stated maturity;

      (e) a default by Guarantor beyond any applicable cure period in the payment of rent under, or in the performance of any other material provision of, any leases (excluding the Lease) with rental obligations over the terms thereof of $10,000,000 or more in the aggregate;

      (f) a final, non-appealable judgment or judgments for the payment of money in excess of $10,000,000 in the aggregate shall be rendered against Guarantor and the same shall remain undischarged for a period of sixty (60) consecutive days;

      (g) Intentionally Omitted;

      (h) Guarantor shall (A) voluntarily be adjudicated a bankrupt or insolvent, (B) seek or consent to the appointment of a receiver for itself or its assets, (C) file a petition seeking relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, (D) make a general assignment for the benefit of creditors, or (E) shall declare in writing its inability to pay its debts as they mature;

      (i) a court shall enter an order, judgment or decree appointing, without the consent of Guarantor, a receiver or trustee for it or approving a petition filed against Guarantor which seeks relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, and such order, judgment or decree shall remain undischarged or unstayed ninety (90) days after it is entered;

      (j) Guarantor shall be liquidated or dissolved or shall begin proceedings towards its liquidation or dissolution; or

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

      (k) Guarantor shall sell or transfer or enter into an agreement to sell or transfer all or substantially all of its assets.

                                   ARTICLE IV.
                                  MISCELLANEOUS

      4.01. Effect Of Bankruptcy Proceedings. This Guaranty shall continue to be effective, or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by Landlord as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made. Guarantor hereby agrees to indemnify Landlord against, and to save and hold Landlord harmless from any required return by Landlord, or recovery from Landlord, of any such payment because of its being deemed preferential under applicable bankruptcy, receivership or insolvency laws, or for any other reason. If an Event of Default at any time shall have occurred and be continuing or exist and declaration of default or acceleration under or with respect to the Lease shall at such time be prevented by reason of the pendency against Tenant of a case or proceeding under any bankruptcy or insolvency law, Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the Lease shall be deemed to have been declared in default or accelerated with the same effect as if the Lease had been declared in default and accelerated in accordance with the terms thereof, and Guarantor shall forthwith pay and perform the Guaranteed Obligations in full without further notice or demand.

      4.02. Further Assurances. From time to time upon the request of Landlord, Guarantor shall promptly and duly execute, acknowledge and deliver any and all such further instruments and documents as Landlord may deem necessary or desirable to confirm this Guaranty, to carry out the purpose and intent hereof or to enable Landlord to enforce any of its rights hereunder.

      4.03. Amendments, Waivers, Etc. This Guaranty cannot be amended, modified, waived, changed, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of such amendment, modification, waiver, change, discharge or termination is sought.

      4.04. No Implied Waiver; Cumulative Remedies. No course of dealing and no delay or failure of Landlord in exercising any right, power or privilege under this Guaranty or the Lease shall affect any other or future exercise thereof or exercise of any other right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies of Landlord under this Guaranty are cumulative and not exclusive of any rights or remedies which Landlord would otherwise have under the Lease, at law or in equity.

      4.05. Notices. All notices, requests, demands, directions and other communications (collectively "notices") under the provisions of this Guaranty shall be in writing (including telexed communication) unless otherwise expressly permitted hereunder and shall be sent by first-class or first-class express mail, or by telex with confirmation in writing mailed first-class, in all cases with charges prepaid, and any such properly given notice shall be effective when received. All notices shall be sent to the applicable party addressed, if to Landlord, at the address set forth in the Lease, and, if to Guarantor, at U-Haul International, Inc., 2727 North Central Avenue, Phoenix, Arizona 85004,
Attention: President and Assistant General Counsel, or in accordance with the last unrevoked written direction from such party to the other party.

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

      4.06. Expenses. Guarantor agrees to pay or cause to be paid and to save Landlord harmless against liability for the payment of all reasonable out-of-pocket expenses, including fees and expenses of counsel for Landlord, incurred by Landlord from time to time arising in connection with Landlord's enforcement or preservation of rights under this Guaranty or the Lease, including but not limited to such expenses as may be incurred by Landlord in connection with any default by Guarantor of any of its obligations hereunder or by Tenant of any of its obligations under the Lease.

      4.07. Survival. All obligations of Guarantor to make payments to or indemnify Landlord shall survive the payment and performance in full of the Guaranteed Obligations.

      4.08. Severability. If any term or provision of this Guaranty or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Guaranty, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.

      4.09. Counterparts. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

            4.10. Governing Law. (a) This Guaranty was negotiated in New York, and accepted by Landlord in the State of New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, including, without limiting the generality of the foregoing, matters of construction, validity and performance, this Guaranty and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contract made and performed in such State and any applicable law of the United States of America. To the fullest extent permitted by law, Guarantor hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Guaranty, and the Guaranty shall be governed by and construed in accordance with the laws of the State of New York pursuant to
Section 5-1401 of the New York General Obligations Law.

            (b) Any legal suit, action or proceeding against Guarantor or Landlord arising out of or relating to this Guaranty shall be instituted in any federal or state court in New York, New York, pursuant to Section 5-1402 of the New York General Obligations Law, and Guarantor waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding and hereby irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding. Guarantor does hereby designate and appoint CT Corporation, 111 8th Avenue, New York, New York 10011, as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any federal or state court in New York, New York, and agrees that service of process upon said agent at said address (or at such other office in New York, New York as may be designated by Guarantor from time to time in accordance with the terms hereof) with a copy to : U-Haul International, Inc., 2727 North Central Avenue, Phoenix, Arizona 85004, Attention: President and Assistant General Counsel, and written notice of said service of Guarantor mailed or delivered to Guarantor in the manner provided herein shall be deemed in every respect effective service of process upon Guarantor, in any such suit, action or proceeding in the State of New York. Guarantor (i) shall give prompt notice to the Landlord of any change of address of its authorized agent hereunder, (ii) may at any time and from time to time designate a substitute authorized agent with an office in New York, New York (which office shall be designated as the address for service of process), and (iii) shall promptly designate such a substitute if its authorized agent ceases to have an office in New York, New York or is dissolved without leaving a successor.

      4.11. Successors and Assigns. This Guaranty shall bind Guarantor and its successors and assigns, and shall inure to the benefit of Landlord and its successors and assigns.

      4.12. Incorporation of Recitals; Definitions. The recitals set forth on page 1 of this Guaranty are hereby specifically incorporated into the operative terms of this Guaranty as if fully set forth. Terms not otherwise specifically defined herein shall have the meanings set forth in the Lease.

      4.13. Rights of Lender. Guarantor acknowledges that the rights of Landlord under this Guaranty have been assigned to Lender and Lender shall have all of the rights and benefits of Landlord hereunder.

      4.14. Release. Notwithstanding anything to the contrary contained elsewhere in this Guaranty, but subject to the terms of this Section 4.14, Guarantor shall be released from the payment and performance of any Guaranteed Obligations that arise or accrue after the occurrence of a Lease Assumption Event (as that term is defined in that Lease Agreement of even date herewith by and between Landlord, as landlord, and Mercury Partners, LP, as tenant), except for a Lease Assumption Event that occurs as a result of any Event of Default (as defined in the Lease), in which event Guarantor shall continue to be fully liable pursuant to this Guaranty for all Guaranteed Obligations whenever arising and the release provisions of this Section 4.14 shall be of no force or effect; provided that, if such Event of Default is an Event of Default under Paragraph 22(a)(xv) of the Lease that constitutes a Limited Remedy Default pursuant to Paragraph 23(k) of the Lease, then the Guaranteed Obligations hereunder shall not exceed Tenant's liability under said Paragraph 23(k) of the Lease; provided further, that nothing herein shall be deemed or construed to extend the obligations of Guarantor hereunder beyond the later of (i) the expiration of the initial ten (10) year Term and (ii) the expiration of any Renewal Term that has been exercised by the U-Move Partners, Inc., during the time it is Tenant under the Lease.

                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

                                      -9-
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            IN WITNESS WHEREOF, Guarantor has duly executed and delivered this
Guaranty as of the date first above written.

ATTEST:                                         U-HAUL INTERNATIONAL, INC.,
                                                a Nevada corporation

By: /s/ [ILLEGIBLE]                             By: /s/ Gary B. Harto
    ------------------------                        -----------------------

Title:                                          Title: Assist Treasuser
       _____________________

                      SIGNATURE PAGE OF GUARANTY OF LEASE
                              U-HAUL INTERNATIONAL

            IN WITNESS WHEREOF, Guarantor has duly executed and delivered this Guaranty as of the date first above written.

ATTEST:                                    U-HAUL INTERNATIONAL, INC.,

                                           a Nevada corporation

By: /s/ Jennifer M. Settle                 By: /s/ Gary V. Klinefelter
    -----------------                          -----------------------------
Title: Agent                               Title: Gary V. Klinefelter, Secretary


                      SIGNATURE PAGE OF GUARANTY OF LEASE
                              U-HAUL INTERNATIONAL

                                   SCHEDULE A

 Related
Premises #                           Related Premises
----------                           ----------------
1.                     U-HAUL CENTER GOVERNMENT ST.
                       2505 Government Boulevard, Mobile, AL

2.                     U-HAUL STORAGE OXFORD
                       523 Hamric Drive West, Oxford, AL

3.                     U-HAUL STORAGE FOUNTAIN HILLS
                       9264 Technology Drive, Fountain Hills, AZ

4.                     U-HAUL CENTER 87TH & BELL
                       8746 West Bell Road, Peoria, AZ

5.                     U-HAUL STORAGE S.40TH ST.
                       3425 South 40th Street, Phoenix, AZ

6.                     U-HAUL CENTER CAVE CREEK
                       20618 North Cave Creek Road, Phoenix West, AZ

7.                     U-HAUL CENTER ANTHEM RV
                       42102 N. Vision Way, Phoenix West, AZ

8.                     U-HAUL CENTER ANTHEM WAY
                       42301 N. 41st Drive, Anthem, AZ

9.                     U-HAUL CENTER I-17 & DEER VLY
                       21621 N. 26th Avenue, Phoenix West, AZ

10.                    U-HAUL CENTER PRESCOTT
                       2122 Highway 69, Prescott, AZ

11.                    BELL ROAD AT GRAND AVE MOVING CENTER
                       13440 West Bell Road, Surprise, AZ

12.                    U-HAUL CENTER BUCKLEY ROAD
                       16950 East Ohio Place, Aurora South, CO

13.                    U-HAUL CTR CHAMBERS & I-70
                       15250 East 40th Avenue, Denver North, CO

                                 SCHEDULE A - 1

 Related
Premises #                          Related Premises
----------                          ----------------
14.                    U-HAUL HIGHLANDS RANCH
                       1750 East County Line Road, Littleton, CO

15.                    U-HAUL STORAGE COLONIAL BLVD
                       4457 Kernel Circle, Fort Myers, FL

16.                    U-HAUL CENTER OF MANDARIN
                       11490 San Jose Blvd., Jacksonville, FL

17.                    U-HAUL STORAGE KEY LARGO
                       103530 Overseas Highway, Key Largo, FL

18.                    U-HAUL CENTER OCOEE
                       11410 West Colonial Drive, Ocoee, FL

19.                    U-HAUL CENTER ORANGE CITY
                       2395 South Volusia Avenue, Orange City, FL

20.                    U-HAUL CENTER KIRKMAN RD
                       600 South Kirkman Road, Orlando, FL

21.                    U-HAUL STORAGE HUNTER CREEK
                       14500 South Orange Blossom Trail, Orlando, FL

22.                    U-HAUL CENTER HUNTERS CREEK
                       13301 S. Orange Blossom Trail, Orlando, FL

23.                    U-HAUL STORAGE ORANGE BLOSSOM TRAIL
                       7803 N. Orange Blossom Trail, Orlando, FL

24.                    U-HAUL CENTER LAKE MARY
                       3851 South Orlando Drive, Sanford, FL

25.                    U-HAUL CENTER GANDY BLVD
                       3939 W. Gandy Boulevard, Tampa, FL

26.                    U-HAUL CTR OF SEMORAN BLVD
                       2055 Semoran Boulevard, Winter Park, FL

27.                    U-HAUL CENTER OF CONYER
                       1150 Dogwood Drive, Conyers, GA

                                 SCHEDULE A - 2

 Related
Premises #                          Related Premises
----------                          ----------------
28.                    U-HAUL CENTER KENNESAW
                       2085 Cobb Parkway, Kennesaw, GA

29.                    U-HAUL CENTER OF PLEASANT HILL
                       1290 Pleasant Hill Road, Lawrenceville, GA

30.                    U-HAUL STORAGE HIGHWAY 85
                       7242 U.S. Highway 85, Riverdale, GA

31.                    U-HAUL CENTER S. COBB & I285
                       5285 S. Cobb Drive, Smyrna, GA

32.                    U-HAUL CENTER OF HIGHWAY 124
                       2040 Scenic Highway North, Snellville, GA

33.                    U-HAUL CENTER OF ALSIP
                       11855 South Cicero Avenue, Alsip, IL

34.                    U-HAUL CENTER OF FOX VALLEY
                       195 S. Route 59, Aurora, IL

35.                    U-HAUL CENTER OF CRYSTAL LAKE
                       4504 West Northwest Highway Crystal Lake, IL

36.                    U-HAUL CENTER OF NAPERVILLE
                       11238 S. Route 59, Naperville, IL

37.                    U-HAUL CENTER MERRILLVILLE
                       1650 West 81st Avenue, Merrillville, IN

38.                    U-HAUL CENTER OF LENEXA
                       9250 Marshall Drive; Lenexa, KS

39.                    U-HAUL STORAGE BARKSDALE
                       4100 Barksdale Boulevard, Bossier City, LA

40.                    U-HAUL STORAGE MONGOMERY PARK
                       499 Montgomery Street, Chicopee, MA

41.                    U-HAUL CENTER STOUGHTON
                       224 Washington Street, Stoughton, MA

                                 SCHEDULE A - 3

 Related
Premises #                          Related Premises
----------                         -----------------
42.                     U-HAUL CENTER OF CENTRAL AVENUE
                        8671 Central Avenue, Capital Heights, MD

43.                     U-HAUL CTR OF APPLE VALLEY
                        6895 151st Street W, Apple Valley, MN

44.                     U-HAUL CENTER O'FALLON
                        2000 Highway K, O'Fallon, MO

45.                     U-HAUL CENTER ST PETERS
                        3990 North Service Road, St.Peters, MO

46.                     U-HAUL STORAGE HATTIESBURG
                        1303 West 7th Street, Hattiesburg, MS

47.                     U-HAUL CENTER GASTONIA
                        3919 E. Franklin Blvd., Gastonia, NC

48.                     U-HAUL STORAGE HYLTON RD.
                        8505 N. Crescent Blvd,  Pennsauken, NJ

49.                     U-HAUL STORAGE RIO  RANCHO
                        1401 Rio Rancho  Blvd., Rio Rancho, NM

50.                     U-HAUL HENDERSON
                        1098 Stephanie Place, Henderson, NV

51.                     U-HAUL CENTER LAS VEGAS BLVD.
                        8620 S. Las Vegas  Blvd., Las Vegas, NV

52.                     U-HAUL CENTER NELLIS BLVD.
                        333 North Nellis Boulevard,  Las Vegas, NV

53.                     U-HAUL STORAGE RAINBOW
                        2450 North Rainbow Blvd., Las  Vegas, NV

54.                     U-HAUL CENTER WEST CRAIG RD
                        160 West Craig Road, North  Las Vegas, NV

55.                     U-HAUL CENTER BRUCKNER & 138TH ST.
                        780 East 138th  Street, Bronx, NY

                                 SCHEDULE A - 4

 Related
Premises #                      Related Premises
-----------                     ----------------
56.                  U-HAUL STORAGE NORTHERN LIGHTS
                     3850 Cleveland Avenue, Columbus, OH

57.                  U-HAUL STORAGE STILLWATER
                     5715 W. 6th Street, Stillwater, OK

58.                  U-HAUL CTR OF COOL SPRINGS
                     1619 Mallory Lane, Brentwood, TN

59.                  U-HAUL CENTER COLLINS STREET
                     2729 N. Collins Street, Arlington, TX

60.                  U-HAUL CENTER SLAUGHTER LANE
                     9001 South IH-35 Northbound, Austin, TX

61.                  U-HAUL STG KINGSLEY/JUPITER
                     11383 Amanda Lane, Dallas, TX

62.                  U-HAUL STORAGE DE SOTO
                     1245 South Beckley, De Soto, TX

63.                  U-HAUL CENTER & STORAGE OF MONTANA
                     8450 Montana Ave., E1 Paso, TX

64.                  U-HAUL CENTER JOHN WHITE
                     1101 East Loop 820, Fort Worth, TX

65.                  U-HAUL CENTER GRAPEVINE
                     3517 William D. Tate Avenue, Grapevine, TX

66.                  U-HAUL CENTER 290
                     14225 Northwest Freeway, Houston, TX

67.                  U-HAUL CENTER HIGHWAY 6 SOUTH
                     8518 Highway 6 South, Houston, TX

68.                  U-HAUL CENTER KATY
                     20435 Katy Freeway, Houston, TX

69.                  U-HAUL CTR CEN-TEX
                     3501 E. Central Texas Expressway, Killeen, TX

                                 SCHEDULE A - 5

 Related
Premises #                     Related Premises
-----------                    ----------------
70.               U-HAUL CTR OF LEAGUE CITY
                  351 Gulf Freeway South, League City, TX

71.               U-HAUL CENTER LEWISVILLE
                  525 N. Stimmons Freeway,  Lewisville, TX

72.               U-HAUL CENTER WEST MCKINNEY
                  10061 W. University Drive, McKinney, TX

73.               U-HAUL CENTER TOLLWAY
                  1501 N. Dallas Tollway, Plano, TX

74.               U-HAUL CENTER CHANTILLY
                  3995 Westfax Drive, Chantilly, VA

75.               U-HAUL CENTER OF SOUTHPARK
                  804 West Roslyn Road, Colonial Heights, VA

76.               U-HAUL DUMFRIES
                  10480 Dumfries Road, Manassas, VA

77.               U-HAUL CENTER NEWINGTON
                  8207 Terminal Road, Newington, VA

78.               U-HAUL CENTER POTOMAC MILLS
                  14523 Telegraph Road, Woodbridge, VA

                                            SCHEDULE A- 6